UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2015

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Signatures

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of The Chubb Corporation (the Corporation) was held on April 28, 2015. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Corporation elected each of the director nominees proposed by the Corporation’s Board of Directors to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Zoë Baird Budinger	181,847,558	2,072,289	0	21,034,517
Sheila P. Burke	179,615,228	4,304,619	0	21,034,517
James I. Cash, Jr.	181,010,113	2,909,734	0	21,034,517
John D. Finnegan	178,694,689	5,225,158	0	21,034,517
Timothy P. Flynn	183,626,593	293,254	0	21,034,517
Karen M. Hoguet	183,686,727	233,120	0	21,034,517
Lawrence W. Kellner	182,883,425	1,036,422	0	21,034,517
Martin G. McGuinn	182,593,543	1,326,304	0	21,034,517
Lawrence M. Small	181,092,532	2,827,315	0	21,034,517
Jess Søderberg	183,606,320	313,527	0	21,034,517
Daniel E. Somers	182,299,970	1,619,877	0	21,034,517
William C. Weldon	182,376,956	1,542,891	0	21,034,517
James M. Zimmerman	182,587,649	1,332,198	0	21,034,517
Alfred W. Zollar	181,390,809	2,529,038	0	21,034,517

Ratification of the Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of the Corporation ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditor. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
203,490,153	1,280,751	183,460	0

Advisory Vote on Executive Compensation. The shareholders of the Corporation approved, on an advisory basis, the Corporation’s compensation program for its named executive officers as set forth in the Corporation’s 2015 Proxy Statement. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,295,982	44,634,948	988,917	21,034,517

Shareholder Proposal Regarding the Preparation of an Annual Sustainability Report. The shareholders of the Corporation rejected a shareholder proposal regarding the preparation of an annual sustainability report. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,626,521	109,957,468	30,335,858	21,034,517

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHUBB CORPORATION

Date: April 29, 2015	By:	/s/ Maureen A. Brundage
		Name:	Maureen A. Brundage
		Title:	Executive Vice President, General Counsel and Corporate Secretary